TXU Transformation February 26, 2007 Filed by TXU Corp. Pursuant to Rule 14a-12 under the Securities and Exchange Act of 1934 Subject Company: TXU Corp. Commission File No.: 1-12833

Safe Harbor Statement This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the TXU Corp.'s filings with the Securities and Exchange Commission (SEC). Specifically, TXU Corp. makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in the TXU Corp.'s SEC reports or periodic reports, the proposed transactions described in this presentation could be affected by, among other things, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against TXU Corp. and others related to the merger agreement; failure to obtain shareholder approval or any other failure to satisfy other conditions required to complete the merger, including required regulatory approvals; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the amount of the costs, fees, expenses and charges related to the merger and the execution of certain financings that will be obtained to consummate the merger; and the impact of the substantial indebtedness incurred to finance the consummation of the merger. Furthermore, the proposed transactions (other than the merger's) described in this presentation could be affected by, among other things, the ability to profitably serve TXU Corp. customers given the announced price protection and price cuts; the ability to fund the investments for the activities described in this presentation; delays in approval of, or failure to obtain, air and other environmental permits for the Oak Grove units; the ability of TXU Corp.'s subsidiaries to resolve the consent decree issue regarding the proposed Sandow 5 unit; the ability of TXU Corp.'s subsidiaries and their contractors to attract and retain skilled labor, at projected rates, for planning and building the Oak Grove and Sandow 5 units; the ability of TXU Corp.'s subsidiaries to manage the construction program for Oak Grove and Sandow 5 to a timely conclusion with limited cost overruns; the challenges in increasing the efficiencies of TXU Corp.'s generation facilities; the commercial viability of alternative energy sources (including clean coal technologies); the ability of TXU Corp. to satisfy its commitments to successfully reduce emissions in a commercially reasonable manner; the availability of electricity from renewable energy sources for purchase by TXU Corp.'s subsidiaries; and the commercial viability of any future climate change program pursued by TXU Corp. Many of the factors that will determine the outcome of the subject matter of this presentation are beyond TXU Corp.'s ability to control or predict. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix of the printed version of the slides and the version included on the company's website at www.txucorp.com under Investor Resources/Presentations.

Additional Information And Where To Find It In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership (the "Merger"), TXU Corp. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of TXU Corp. BEFORE MAKING ANY VOTING DECISION, TXU CORP.'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. TXU Corp.'s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. TXU Corp.'s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, TXU Corp., Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, telephone: (214) 812- 4600, or from TXU Corp.'s website, http:www.txucorp.com. Participants in the Solicitation TXU Corp. and its directors and officers may be deemed to be participants in the solicitation of proxies from TXU Corp.'s shareholders with respect to the Merger. Information about TXU Corp.'s directors and executive officers and their ownership of TXU Corp.'s common stock is set forth in the proxy statement for TXU Corp.'s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of TXU Corp. and its directors and executive officers in the merger, which may be different than those of TXU Corp.'s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Today's Agenda Value Proposition C. John Wilder Chairman & CEO Business Transformation C. John Wilder Chairman & CEO Transaction Terms and Approval Process David Poole TXU General Counsel Q&A C. John Wilder Chairman & CEO

Reliability, Security, Price And Environmental Performance Make For An Uncertain Environment In The Power Sector... 72 59 33 2.5 MD DE PA IL ....Expectations of higher prices... Impact on residential rates 06-07E; Percent increase Russia Iran Qatar US Other 27 15 14 3 41 ....Reliance on less secure foreign energy... World natural gas reserves 05; Percent Russia Other Qatar Iran U.S. (100% = 6,338 TCF) A growing supply-demand imbalance... Incremental demand and supply growth 06-15E; GW Demand Supply CCGT Coal A 141 57 60 51 Source: NERC Incremental demand exceeds supply 2.5x 03 0.27 0.2 0.17 0.36 10 0.21 0.15 0.19 0.45 ....And a need to address global warming 03-10E; Billion metric tons per year US EU China ROW 100% = 21 30

....Which Is Amplified At TXU By The Volatility In Natural Gas And The Enormous Underlying Imbedded Gas Position Equivalent North American gas reserves 07E; TCF BP Exxon A2 TXU1 B Anadarko Shell Chevron-Texaco 1 Includes Oak Grove and Sandow 5, which are expected to be online in 2009 or later 2 Letters represent other US power companies 1/31/1998 2.257 2/28/1998 2.321 3/31/1998 2.522 4/30/1998 2.221 5/31/1998 2.17 6/30/1998 2.469 7/31/1998 1.844 8/31/1998 1.752 9/30/1998 2.433 10/31/1998 2.275 11/30/1998 1.976 12/31/1998 1.945 1/31/1999 1.777 2/28/1999 1.628 3/31/1999 2.013 4/30/1999 2.253 5/31/1999 2.358 6/30/1999 2.394 7/31/1999 2.543 8/31/1999 2.825 9/30/1999 2.744 10/31/1999 2.961 11/30/1999 2.304 12/31/1999 2.329 1/31/2000 2.662 2/29/2000 2.761 3/31/2000 2.945 4/30/2000 3.141 5/31/2000 4.356 6/30/2000 4.476 7/31/2000 3.774 8/31/2000 4.782 9/30/2000 5.186 10/31/2000 4.49 11/30/2000 6.589 12/31/2000 9.775 1/31/2001 5.707 2/28/2001 5.236 3/31/2001 5.025 4/30/2001 4.695 5/31/2001 3.914 6/30/2001 3.096 7/31/2001 3.296 8/31/2001 2.38 9/30/2001 2.244 10/31/2001 3.291 11/30/2001 2.701 12/31/2001 2.57 1/31/2002 2.138 2/28/2002 2.357 3/31/2002 3.283 4/30/2002 3.795 5/31/2002 3.217 6/30/2002 3.245 7/31/2002 2.954 8/31/2002 3.296 9/30/2002 4.138 10/31/2002 4.156 11/30/2002 4.2 12/31/2002 4.789 1/31/2003 5.605 2/28/2003 8.101 3/31/2003 5.06 4/30/2003 5.385 5/31/2003 6.251 6/30/2003 5.411 7/31/2003 4.718 8/31/2003 4.731 9/30/2003 4.83 10/31/2003 4.893 11/30/2003 4.925 12/31/2003 6.189 1/31/2004 5.397 2/29/2004 5.416 3/31/2004 5.933 4/30/2004 5.862 5/31/2004 6.442 6/30/2004 6.155 7/31/2004 6.112 8/31/2004 5.074 9/30/2004 6.795 10/31/2004 8.725 11/30/2004 7.62 12/31/2004 6.149 1/31/2005 6.321 2/28/2005 6.73 3/31/2005 7.653 4/30/2005 6.585 5/31/2005 6.379 6/30/2005 6.981 7/31/2005 7.885 8/31/2005 11.472 9/30/2005 13.921 10/31/2005 12.205 11/30/2005 12.587 12/31/2005 11.225 1/31/2006 9.316 2/28/2006 6.714 3/31/2006 7.21 Natural gas costs 98-06; $/MMBtu TXU likely has one of the largest commodity position in North America during a time of extreme volatility in the natural gas market

TXU's Three Phase Turnaround Has Made It Stronger And Able To Compete In This Environment Of Uncertainty 3 6 A 59 64 Baseload generation 03 vs. 06; TWh Increased production... 3 6 A 0.26 0.11 Generation DART 03 vs. 06; Incidents/200k hrs ....improved safety performance... 3 6 A 2.8 1.8 O&M and SG&A costs 03 vs. 06; $ billions ....decreased costs... 3 6 A 268 11 Average time of answer 03 vs. 06; Seconds ....and superior customer service 3 6 A 860 2997 Normalized free cash flow 03 vs. 06; $ million Increased financial flexibility... Share price 03 vs. 07E; $/share ....and industry-leading equity returns 3 07E A 12 69 58% 8% 36% 96% 475% 248% NOTE: 03 is LTM 12/31/03 as originally reported - includes operations subsequently discontinued, principally TXU Gas and TXU Australia. 06 is LTM 9/30/06; 07 is price per merger agreement.

Fundamental Questions Being Asked In The Power Sector How can consumers have sustainably lower prices while accessing significantly cleaner sources of power? How can consumers have sustainably lower prices while decreasing reliance on foreign sources of energy? How can we invest in technology that will reduce demand, improve efficiency and reduce the need for new supply? How can energy companies create value for shareholders in this environment of unprecedented risks? TXU has been reshaping its strategy to address these key questions

A Transaction That Will Help TXU Meet The Increased Expectations For Industrial Energy Companies Uncertain Industry Environment Volatile and Large Commodity Position Strong Competitive Position + + +

Transaction benefits Investors Substantial premium of 25% All cash purchase with no financing conditions 50-day "go shop" period Limited approval requirements Reasonable termination provisions Customer Residential price reduction of 10% Price protection through September 2008 Reduction of coal program to 3 plants (2.2 GW) Double wind purchases to 1.5 GW (0.9 GW addition) Reaffirmed commitment to environmental stewardship Business model Access to world-class skills, capabilities and long-term capital Access to high profile advisors Unbundled business model with 3 distinct businesses to foster innovation and competition The Transaction Provides Value For Shareholders And Customers While Promoting A Competitive Business Model The transaction will transform TXU's long-term strategy and the competitive positions of its businesses

The Transaction Provides Superior Value For Shareholders... 20-day average Transaction A 55.6 69.25 Material transaction premium... Share price comparison 07E; $/share Mean Median Transaction A 23.9 23.9 24.6 ....and compares well to other recent large transactions... Transaction premiums for deals > $10 billion1 05-07; Percent FPL / CEG EXC / PEG DUK / CIN TXU A 18 15 14 25 ....other recent energy transactions... Premiums for power transactions1 04-07; Percent Integrated Merchants Transaction A 7.9 8.5 ....and implied multiples for the power sector Average power sector EV/EBITDA2 07E; Multiple 1 Comparable transaction premiums over the last 3 years based on 20 days prior to announcement 2 Multiples adjusted for out-of-the-money hedges and POLR obligations

....With An Executable Framework To Get The Deal Closed Maximizing probability of closing Strong Contractual Protection All cash No financing condition 50 day "Go shop" Flexible interim operating covenants $1 billion reverse breakage fee Consultation With Key Officials Transaction shaped to meet policy maker objectives for competition, value and environmental performance Broad -Based Stakeholder Support Lower prices and price protection Reshaped development plan Increased focus on innovation and long- term energy solutions

TXU Energy's Proposed Price Reductions Will Provide Superior Customer Value Reliant Direct Energy (WTU) Direct Energy (CPL) TXU Energy - today First Choice TXU Energy - proposed A 16.2 15.2 15 14.6 14.3 13.2 Incumbent retail electricity provider PTB prices 07; Cents/kWh TXU annual savings relative to incumbent $ per customer $550 $359 $330 $258 $204 The price reduction will impact the vast majority of TXU's customers and will save them in aggregate more than $300 million per year N/A Average = 15 cents/kWh

99 00 01 02 03 04 05 06 07E 08E 09E 10E 16 16.3 22.6 29.7 26 28.7 17.4 16.4 15.5 13.2 10.2 8.2 1.1 3.4 TXU Believes Both Oak Grove And Sandow Are Critical To Meet Texas' Reliability Challenge In 2009 And 2010 Historical and projected ERCOT reserve margins 00-11E; Percent Source: ERCOT Minimum sustainable The Oak Grove and Sandow facilities will help close the supply/demand gap in 09 and 10 With Oak Grove and Sandow

Market Forces And Public Policy Have Led To A Reshaping Of TXU's Supply Solution Increased customer concern over environmental impacts of coal generation A new investor group working with the TXU board and management with a desire for a sustainable energy solution Slowed permitting process resulted in 6-12 month delays in permit approvals Increased stakeholder concerns to ensure a balanced supply/demand solution Reshaped supply solution TXU's reshaped supply solution reduces the use of new coal to 2.2 GW and includes a more balanced focus on sustainable energy

A Reduced Emphasis On Coal And An Increased Commitment To Renewables And Demand Management... Original Reshaped A 11 3 Reductions in coal capacity... Proposed coal plants 12E; Number of units 73% 2006 Reshaped A 580 1500 ....increases in wind purchases... Wind generation capacity 06-12E; GW Before After A 40 80 ....and a commitment to demand side management DSM annual spend 07E-12E; $ millions TXU will be largest purchaser of wind in the US TXU will have the 6th largest DSM program in the US 159% TXU will reduce its new build from 9 GW to 2 GW 100%

....With A Plan To Create A Sustainable Energy Advisory Board... Provide independent and unbiased guidance to help TXU choose the right technologies for our customers Understand the societal trade-offs of cost, reliability and environmental impact Evaluate solutions across all generation and energy efficiency technologies, including solar, wind, nuclear, ultra-supercritical coal, IGCC, CCGT, demand side management and energy efficiency Ensure TXU is making the best investment decisions to meet the growing power needs of Texas The Sustainable Energy Advisory Board will consist of individuals who represent the following interests: the environment, customers, Texas economic development and ERCOT reliability standards

....And A Reaffirmed Commitment To Environmental Stewardship ....and committing to reduce carbon emissions to 1990 levels Carbon emissions estimates 12E; Tons of CO2 equivalent 1990 Original plan Reduced coal Efficiency gains Reshaped plan 2020 target Invisible 75 74 Final 74 67 Minus 56 1 Plus Initial 67 131 131 56 1 74 67 TXU will take a more active role in crafting a Global Warming solution by seeking to participate in the US Climate Action Partnership 67 1990 Original plan Reduced coal Efficiency gains Reshaped plan 2020 target TXU is redefining environmental standards for regulated emissions... Adding 2.2 GW of new capacity while voluntarily reducing total TXU absolute emissions of SO2, NOX and Hg by 20% from 2005 levels

New company Former company TXU Power/ Wholesale/ Construction/ Development TXU Energy TXU Electric Delivery Mission Meet customers' power needs through operation, origination and construction of the most efficient and environmentally friendly supply technologies Manage customers' risks through wholesale products Become a national leader in competitive retail electricity by achieving industry leading customer service and creating an innovative set of new products and services to meet customers' needs and use electricity more efficiently Become the most economical and reliable transmission and distribution service company in the US through a commitment to redefine top decile reliability and cost performance Headquarters location Dallas Las Colinas Dallas The Transaction Creates A Superior Business Model For The Competitive Electric Power Market

Appendix - Regulation G Reconciliations

Table 1: TXU Corp. Normalized Free Cash Flow Twelve Months Ended September 30, 2006 and December 31, 2003 $ millions 9/30/06 12/31/031 Reported cash provided by operating activities 4,783 2,798 Special items 3 - 2003 tax refund - (601) 2002 collections in 2003 - (337) Normalized operating cash flow 4,786 1,860 Capital expenditures (1,712) (956) Nuclear fuel (77) (44) Normalized free cash flow 2,997 860 1 Normalized Free Cash Flow - Cash provided by operating activities, adjusted for unusual or nonrecurring items, less capital expenditures and nuclear fuel. Used by TXU predominantly as a forecasting tool to estimate cash available for dividends, debt reduction, and other investments. 2 As originally reported, which includes operations subsequently discontinued, principally TXU Gas and TXU Australia.